UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 14, 2005

SIRVA, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31902	52-2070058
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

700 Oakmont Lane Westmont, Illinois 60559
(Address of principal executive offices, including zip code)

(Registrant’s telephone number, including area code): (630) 570-3000

Not Applicable
(Former name or former address, if changed from last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                             Entry Into a Material Definitive Agreement.

Fifth Amendment to Credit Agreement

Effective November 14, 2005, SIRVA, Inc. (“SIRVA”), through its subsidiary SIRVA Worldwide, Inc. (“SIRVA Worldwide”), entered into a fifth amendment, dated November 14, 2005 (the “Fifth Amendment to Credit Agreement “), to the credit agreement, dated as of December 1, 2003 (as amended, the “Credit Agreement”), among SIRVA Worldwide, the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent, and the other agents parties thereto.  The lenders include affiliates of LaSalle (as defined below) and GECC (as defined below), which are “purchasers” under SIRVA’s receivables securitization facility.

Among other matters, the Fifth Amendment to Credit Agreement amended the definition of “Applicable Margin” as it applies to ABR Loans and Eurocurrency Loans for both the Revolving Credit Loans and the Term Loans (in each case, as defined in the Credit Agreement). Furthermore, the Fifth Amendment to Credit Agreement also amended and restated certain financial covenants relating to SIRVA’s maintenance of a specified Consolidated Interest Coverage Ratio (as defined in the Credit Agreement) and a specified Consolidated Leverage Ratio (as defined in the Credit Agreement).

The Fifth Amendment to Credit Agreement also (i) extended until November 30, 2005 the deadline for SIRVA to deliver its audited financial statements for the year ended December 31, 2004 (the “2004 Annual Financial Statements”) and required that SIRVA deliver its audited financial statements for the year ending December 31, 2005 (the “2005 Annual Financial Statements”)  no later than  June 30, 2006; and (ii) extended until March 31, 2006 the deadline for SIRVA to deliver its unaudited financial statements for each of the quarterly periods ended March 31, 2005, June 30, 2005 and September 30, 2005 (the “2005 Quarterly Financial Statements”) and required that SIRVA deliver its unaudited financial statements for the quarter ending March 31, 2006 (the “2006 Quarterly Financial Statements”) no later than July 31, 2006.

In connection with the Fifth Amendment to Credit Agreement, the lenders also consented to SIRVA’s sale of the Australian and New Zealand operations of Pickfords Records Management, a business operated by SIRVA through certain of its wholly-owned subsidiaries, pursuant to (i) a share sale agreement, dated October 14, 2005, among SIRVA (Asia Pacific) Pty Limited, as seller, SIRVA Worldwide, as seller’s guarantor; IM Australia Holdings Pty Ltd and IM New Zealand Holdings ULC, as buyers and Iron Mountain Incorporated, as buyer’s guarantor; and (ii) a share sale agreement, dated October 14, 2005, among SIRVA (Australia) Pty Limited, as seller, SIRVA Worldwide, as seller’s guarantor; IM New Zealand Holdings ULC, as buyer and Iron Mountain Incorporated, as buyer’s guarantor.

In connection with the execution and delivery of the Fifth Amendment to Credit Agreement, SIRVA Worldwide paid the consenting lenders an amendment fee in an amount equal to 0.25% of the sum of each such lender’s Revolving Credit Commitment (as defined in the Credit Agreement) and Term Loans outstanding as of November 14, 2005.

The description of the Fifth Amendment to Credit Agreement set forth above is qualified in its entirety by reference to the actual terms of the Fifth Amendment to Credit Agreement, which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

Waiver and Fifth Amendment to Amended and Restated Receivables Sale Agreement

Effective November 14, 2005, SIRVA, through SIRVA Relocation Credit, LLC, its wholly-owned, special purpose subsidiary (“SRC”), and its subsidiaries SIRVA Relocation LLC (“SIRVA Relocation”) and Executive Relocation Corporation (“Executive Relocation”), entered into a waiver and fifth amendment, dated as of November 14, 2005 (the “Fifth Amendment”), to the Amended and Restated Receivables Sale Agreement dated as of December 23, 2004 (as amended, the “Sale Agreement”), with General Electric Capital Corporation (“GECC”), The CIT Group/Business Credit, Inc. (“CIT”) and LaSalle Bank National Association (“LaSalle”), as Purchasers, and LaSalle as Agent.  The receivables are comprised of relocating employee receivables and employer receivables arising under certain relocation services agreements, including all related assets with respect thereto.  As previously disclosed, an affiliate of LaSalle sold all of the issued and outstanding stock of Executive Relocation to a subsidiary of SIRVA in December 2004.  Affiliates of LaSalle and GECC are lenders under the Credit Agreement, and may continue in the future to provide funding to SIRVA and its affiliates.

Under the Sale Agreement, SRC sells undivided percentage interests in a receivables portfolio on a non-recourse basis to LaSalle, CIT and GECC, which are unaffiliated third parties.  The initial payment for the interests in the receivables pool is discounted and the balance only paid if and when the receivables are collected.  Because SRC is entitled to payment from the collected balances, it retains an interest in the unfunded portion of the sold receivables, and it also retains an interest in the amount of any receivables that are not eligible under the terms of the Sale Agreement.  SIRVA Relocation and Executive Relocation are involved in the receivables collection process.

Among other matters, the Fifth Amendment revised the definition of “Specified Adjustments” and extended (i) until November 30, 2005, the deadline for SIRVA to deliver the 2004 Annual Financial Statements, and (ii) until March 31, 2006, the deadline for SIRVA to deliver the 2005 Quarterly Financial Statements.  In addition, the Fifth Amendment permits SIRVA to delay the delivery of (i) the 2005 Annual Financial Statements until June 30, 2006 and (ii) the 2006 Quarterly Financial Statements until July 31, 2006.

Under the Fifth Amendment, the Agent and the Purchasers consented to the Fifth Amendment to Credit Agreement, as described above, but have not waived any rights or remedies they may have with respect to the matters, except as set forth in Section 3(a)(vi) of the Fifth Amendment, that are the subject of SIRVA’s previously disclosed audit committee review or the formal investigation by the Securities and Exchange Commission, or any related matters.

In connection with the execution and delivery of the Fifth Amendment, SRC paid an amendment fee to the Agent (for the account of the Purchasers, proportionately according to their Commitment Percentages) of 0.15% of the Aggregate Commitment (as defined in the Sale Agreement).

The description of the Fifth Amendment set forth above is qualified in its entirety by reference to the actual terms of the Fifth Amendment, which is attached hereto as Exhibit 10.2 and is incorporated herein by reference.

Item 9.01                                             Financial Statements and Exhibits.

(a)                               Financial Statements of Business Acquired.

Not applicable.

(b)                               Pro Forma Financial Information.

Not applicable.

(c)                                Exhibits

10.1

Fifth Amendment, dated as of November 14, 2005, to the Credit Agreement, dated as of December 1, 2003, as amended, among SIRVA Worldwide, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.2

Waiver and Fifth Amendment to Amended and Restated Receivables Sale Agreement, dated as of November 14, 2005, among SIRVA Relocation Credit, LLC, as seller, SIRVA Relocation LLC and Executive Relocation Corporation, as servicers and originators, General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and LaSalle Bank National Association (“LaSalle”), as purchasers, and LaSalle as agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SIRVA, INC.

Date: November 17, 2005

	By:	/s/ RALPH A. FORD
	Name:	Ralph A. Ford
	Title:	Senior Vice President, General Counsel &
Secretary

Exhibit Index

Exhibit	Description

10.1

Fifth Amendment, dated as of November 14, 2005, to the Credit Agreement, dated as of December 1, 2003, as amended, among SIRVA Worldwide, Inc., the foreign subsidiary borrowers from time to time parties thereto, the several lenders from time to time parties thereto, JPMorgan Chase Bank, N.A., as administrative agent for the lenders, and the other agents parties thereto.

10.2

Waiver and Fifth Amendment to Amended and Restated Receivables Sale Agreement, dated as of November 14, 2005, among SIRVA Relocation Credit, LLC, as seller, SIRVA Relocation LLC and Executive Relocation Corporation, as servicers and originators, General Electric Capital Corporation, The CIT Group/Business Credit, Inc. and LaSalle Bank National Association (“LaSalle”), as purchasers, and LaSalle as agent.